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                                                                    EXHIBIT 99.1


                                   [BELK LOGO]

NEWS RELEASE - Contact:  Belk, Inc. -- Steve Pernotto, 704-426-1890

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     BELK, INC. CHAIRMAN AND CHIEF EXECUTIVE OFFICER JOHN M. BELK RETIRES;
     THOMAS M. BELK JR., H.W. MCKAY BELK, JOHN R. BELK ASSUME NEW EXECUTIVE
            POSTS; ELIZABETH VALK LONG ELECTED TO BOARD OF DIRECTORS

CHARLOTTE, N.C., May 26, 2004 -- Belk, Inc. Chairman and Chief Executive Officer JOHN M. BELK was honored at the company's annual stockholders meeting today upon his retirement after a distinguished 60-year career. In recognition of Mr. Belk's leadership and achievements as CEO, a formal resolution by the company's board of directors was presented to him citing his exemplary service and contributions, and he was elected to the honorary post of Chairman Emeritus of the company. Under the leadership of John Belk and his brother, the late THOMAS
M. BELK, longtime president of Belk stores, Belk grew into one of the nation's largest and most successful privately owned department store companies.

As announced in March, THOMAS M. "TIM" BELK, JR., H.W. MCKAY BELK and
JOHN R. "JOHNNY" BELK, sons of Thomas M. Belk and John M. Belk's nephews, assumed new executive positions with the company effective today. Tim Belk is chairman and chief executive officer, McKay Belk is president and chief merchandising officer, and Johnny Belk is president and chief operating officer.

BELK, INC. DIRECTORS ELECTED
Belk, Inc. stockholders elected ELIZABETH VALK LONG of Hendersonville, N.C. and Tequesta, Fla. to a three-year term on the company's board of directors at today's annual meeting. Ms. Long was an executive vice president of Time, Inc. from May 1995 until her retirement in August 2001, and was the first woman to hold the position of publisher at the company, serving in that capacity for Life, People, and Time magazines. She is chair of the Hollins University board of trustees, and is a member of the boards of directors of Jefferson-Pilot Corporation, Steelcase Corporation and J.M. Smucker Company.

[PHOTO]
ELIZABETH VALK LONG

Other current Belk, Inc. board members reelected to serve new three-year terms were JOHN R. BELK and JOHN A. KUHNE of Greenville, S.C.

"We're pleased to welcome Elizabeth Long to our board," said TIM BELK. "She's a highly respected business leader whose counsel and experience will be invaluable to Belk. We also express our sincere thanks and gratitude to John Belk upon his retirement. His leadership and contributions to this company are extraordinary and because of him our company is stronger today than ever before and positioned for continued growth and success."

Charlotte, N.C.-based Belk, Inc. is the nation's largest privately owned department store company with 225 stores in 14 Southeastern and Mid-Atlantic states. Founder William Henry Belk opened the first store in Monroe, N.C., in 1888.

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NOTE:
Certain statements made in this news release are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the Company's future performance, as well as our expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. You can identify these forward-looking statements through our use of words such as "may," "will," "intend," "project," "expect," "anticipate," "believe," "estimate," "continue," or other similar words. Certain risks and uncertainties that may cause our actual results to differ significantly from the results we discuss in our forward-looking statements include, but are not limited to: our ability to execute our growth and expansion plans; changes in interest rates; changes in buying, charging and payment behavior among our customers; changes in the competitive environment of the department store and broader retail industry; the effectiveness of our merchandising and sales promotion strategies; seasonal fluctuations in sales and net income; our ability to contain costs and fully realize synergies from our distribution consolidations; and changes in accounting standards or legal or regulatory matters. For additional information on these and other risk factors, see the section captioned "This Report Contains Forward-Looking Statements" in our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and our other filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable. However, you should not place undue reliance on such statements. We undertake no obligation to publicly update or revise any forward-looking statement, even if future events or new information may impact the validity of such statements.

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